MET INVESTORS SERIES TRUST

SUPPLEMENT DATED AUGUST 26, 2016

TO THE

PROSPECTUS DATED MAY 1, 2016, AS SUPPLEMENTED

METLIFE BALANCED PLUS PORTFOLIO

Effective immediately, Steve A. Rodosky no longer serves as a Portfolio Manager of the MetLife Balanced Plus Portfolio (the “Portfolio”), a series of Met Investors Series Trust. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

The Base Portion of the Portfolio is managed by a committee led by Alan C. Leland, Jr. Other members of the committee are Kristi Slavin and Victor Soto. Mr. Leland has been a member since 2011. Ms. Slavin has been a member since 2012. Mr. Soto has been a member since 2016.

Josh Davis, Ph.D., Lead Portfolio Manager and Executive Vice President, Graham A. Rennison, CFA, Senior Vice President, and David L. Braun, CFA, Managing Director, have managed the Overlay Portion of the Portfolio since January 2016, January 2016, and June 2016, respectively.

In the section entitled “Additional Information About Management,” the sixth through ninth paragraphs in the subsection entitled “The Subadviser” are deleted in their entirety and replaced with the following:

Josh Davis, Ph.D. is the lead portfolio manager and an executive vice president in the global quantitative portfolio group at PIMCO. He focuses on portfolio solutions and quantitative strategy, including asset allocation, tail risk hedging, foreign exchange and variable annuities. Prior to joining PIMCO in 2008, he was a consulting strategist with Prime International Trading in Chicago.

Graham A. Rennison, CFA, is a senior vice president in the quantitative portfolio management group at PIMCO, focusing on multi-asset-class systematic strategies. He was previously a member of the client analytics group, advising clients on strategic asset allocation. Prior to joining PIMCO in 2011, Mr. Rennison was a director and head of systematic strategies research at Barclays Capital in New York and also spent five years at Lehman Brothers. He has 14 years of investment experience.

David L. Braun, CFA, is a Managing Director in PIMCO’s New York office and head of the U.S. financial institutions group (FIG) portfolio management team and a senior member of the liability driven investment portfolio management team. He oversees management of fixed income investment portfolios for both affiliated and non-affiliated bank, insurance, corporate and stable value clients.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE